UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

The RHJ Funds file their complete schedules of fund holdings with the Security and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

During the past year, headlines have been dominated by the brinkmanship in Europe and the apparent unending inability for leaders in the European Union (“EU”) to arrive at a stabilizing solution. On the corporate side, companies which had just begun increasing capital spending after several well publicized years of retrenching and hoarding cash, have delayed plans. This does not signal a wholesale stop, but hiring plans and technology spending, at the margin, have appeared to slow down. Consequently, more cyclically exposed stocks — Energy, Materials, and Technology were under particular pressure. Any weakness was exacerbated by international or, heaven forbid, European exposure. Not surprisingly, we saw a broad flight to defensive areas like Utilities, Staples, and Healthcare; not a move toward high quality, but defensive names. Investors continued to favor the perceived safety of bonds, even as rising price levels make yields and prospective returns less attractive. Further, the significant strength of the U.S. dollar, primarily driven by money fleeing the Euro, amplified the damage in areas with commodity or international exposure as the year progressed.

Fundamentally, the economic trends that unsettled investors earlier in the year showed little signs of abating. If anything, we saw some confirmation over the summer of the second quarter’s concerns of a slowing recovery. What changed were increased stimulus activity abroad and a growing realization that the Federal Reserve (the “Fed”) was serious about yet another round of quantitative easing.

We have no way of knowing how long easy monetary policy will be needed, or even whether policymakers at the Fed, in Europe, and in Asia will be able to forestall contagion from southern Europe. The deflationary pressures at work as Europe tries to right-size itself after an extremely prolonged period of fiscal excess are strong, and coordinated Fed and the European Central Bank (“ECB”) actions seek to blunt the risks of spreading deflation to healthier but still fragile economies of northern Europe and North America. In short, trying to offset austerity measures with easy money and low interest rates is a lion-sized challenge, and no one can accurately quantify the long-term economic and market impact of the enormous stimulus we have seen and continue to see.

Whether the Fed’s third try in four years via open market purchase of mortgage bonds will translate into invigorated economic growth is a valid question for debate. What we do know is that policies that are designed to aggressively counteract deflation and stimulate the economy will necessarily drive up the prices of risky assets, including lower quality equities. This seems to explain the market’s surge in the third calendar quarter, and since the October 3, 2011 market bottom.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

While the move off the market bottom a year ago has been far from high quality, we did witness a modest shift toward a more rational pricing of equities in late July that extended through the end of October; fundamentals and valuation, at least for three months, seemed to matter again.

Defensive issues, which dominated the second calendar quarter of 2012, gave ground to those stocks with greater macroeconomic sensitivity. Specifically, the Materials and Energy sectors led the way, as expectation of further quantitative easing drove renewed hope for global economic growth while simultaneously generating some inflation concerns. Consumer Discretionary stocks also made significant gains in the quarter: in part benefiting from low expectations, and in part from a measurable improvement in consumer spending versus a year ago.

Yes, the global markets have slowed and pockets of recession are growing worldwide, but this has been going on for months. Since the 2009 financial crisis, the market periodically charges forth with crazy optimism, only to suddenly decline when it does not get the definitive sign that we are out of danger. It’s as if the market is waiting for the “all clear” signal. Well, we doubt there will be one. That said corporate America is healthy if not growing rapidly. Having learned the lessons of 2008-09, companies are placing strong balance sheets and sustained cash flow ahead of aggressive capital spending. This continuing tendency to hunker down rather than invest in the future (particularly in the banking sector) continues to temper GDP growth. The excesses have not been just in the U.S. — high consumption and high debt was/is everywhere. The excesses will not disappear quickly or easily. The global economy may need three to ten years to clean up its act, and a good number of these years may witness GDP growth in a rather sluggish 1.5% to 2.5% range. Money can be made in such an environment, but it requires patience and hard work. We believe the companies we own in our Portfolios are well positioned longer term even absent stronger economic tailwinds.

RHJ Mid Cap Portfolio

As of October 31, 2012	6 Months	Calendar YTD	1 Year
RHJ Mid Cap Portfolio	(9.17)%	(1.79)%	(2.30)%
Russell Midcap Index	0.25%	12.85%	12.15%
Russell Midcap Growth Index	(2.82)%	11.29%	9.09%

For the year ended October 31, 2012, the RHJ Mid Cap Portfolio (the “Fund”) returned (2.30)%, underperforming the Russell Midcap Index, which returned 12.15%.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

It was a tough environment as our performance lagged significantly this past year. The equity markets generally favored defensive issues and punished those holdings with any international exposure.

The leading sectors in the index were Health Care, Financials and Consumer Discretionary. Stock selection within the Fund lagged in all three sectors. Our underweight to Financials (5% vs. 19% for the index) was a negative while our overweight to Health Care (16% vs. 10% of the index) was a positive for the period.

Technology was the worst place to be within both the Fund and benchmark due to its economic sensitivity and high global revenue exposure. Our overweight to the sector (17% vs. 13% for the index) combined with a -28% return for the period (versus -2% for the benchmark sector), hurt Fund results.

On a positive note, our underweight to Consumer Staples was a positive this period and within the overweight Industrials sector, the Fund holdings returned 30% (compared to 14% for the index).

RHJ Small Cap Portfolio

As of October 31, 2012	6 Months	Calendar YTD	1 Year
RHJ Small Cap Portfolio	(2.36)%	6.52%	3.63%
Russell 2000 Index	0.95%	11.75%	12.08%
Russell 2000 Growth Index	(0.80)%	10.53%	9.70%

The RHJ Small Cap Portfolio (the “Fund”) returned 3.63% for the year ended October 31, 2012, underperforming the Russell 2000 Index which posted a 12.08% return.

During the fiscal year ended October 2011, the Fund outperformed the index by over 20% and we saw a partial reversal during this past year. Much like the Mid Cap Portfolio, stocks that had “higher than average” exposure to Europe sold off disproportionally. Stock selection lagged within Health Care and Industrials during the period. In addition, our underweight to Financials (5% vs. 22%) and overweight to Technology (23% vs. 17%) were negative contributors.

During this period, Energy was the worst performing sector but our Fund’s holdings outperformed significantly with a -1% return (compared to -9% for the index).

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

RHJ Micro Cap Portfolio

As of October 31, 2012	6 Months	Calendar YTD	1 Year
RHJ Micro Cap Portfolio	(1.65)%	9.64%	12.74%
Russell Microcap Index	2.07%	15.99%	16.49%
Russell Microcap Growth Index	(0.30)%	13.28%	12.73%

The RHJ Micro Cap Portfolio (the “Fund”) generated a gross return of 12.74% for the year ended October 31, 2012, underperforming the Russell Microcap Index, which returned 16.49% for the same period.

Micro cap names did very well during this period with four sectors within the index returning more than 20%: Consumer Staples, Financials, Health Care and Materials. The Fund’s stock selection within these sectors lagged.

On a positive note, stock selection was superior within Consumer Discretionary with a 32% return, compared to 19% for the index. Last but not least, the Fund’s Industrials holdings were up 27% compared to 7% for the benchmark.

Investment Management Team

The RHJ Funds

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

Definition of Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is an unmanaged index comprised of 800 stocks of U.S. companies with mid-market capitalization.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2012

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	1 Year	3 Years	5 Years	Inception to Date
Rice Hall James Mid Cap Portfolio†	(2.30)%	7.36%	(2.24)%	5.00%
Russell Midcap Index	12.15%	15.59%	1.70%	7.75%
Russell Midcap Growth Index	9.09%	15.42%	1.55%	7.50%

†	The Rice Hall James Mid Cap Portfolio commenced operations on July 30, 2004.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2012

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Small Cap Portfolio†	3.63%	17.68%	3.42%	8.54%	8.41%
Russell 2000 Index	12.08%	14.82%	1.19%	9.58%	7.04%
Russell 2000 Growth Index	9.70%	15.74%	1.41%	9.66%	4.66%

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2012

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR PERIODS ENDED OCTOBER 31, 2012
	1 Year	3 Years	5 Years	10 Years
Rice Hall James Micro Cap Portfolio†	12.74%	16.46%	(0.05)%	9.83%
Russell Microcap Index	16.49%	14.16%	(1.05)%	8.63%
Russell Microcap Growth Index	12.73%	13.81%	(1.18)%	8.25%

†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2012

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.1%**
	Shares	Value

CONSUMER DISCRETIONARY — 19.4%
DISH Network, Cl A	6,235	$222,153
Garmin	6,225	236,488
Harman International Industries	2,016	84,531
John Wiley & Sons, Cl A	3,593	155,864
Life Time Fitness*	5,224	234,505
Nordstrom	5,148	292,252
Tupperware Brands	3,460	204,486
Urban Outfitters*	6,508	232,726

		1,663,005

CONSUMER STAPLES — 2.2%
Flowers Foods	9,310	183,314

ENERGY — 6.1%
Superior Energy Services*	7,789	158,350
Tidewater	3,556	168,946
Whiting Petroleum*	4,644	195,141

		522,437

FINANCIALS — 3.5%
City National	3,287	167,966
Comerica	4,509	134,413

		302,379

HEALTH CARE — 16.2%
Bruker*	14,093	170,384
CareFusion*	10,378	275,640
CR Bard	2,809	270,198

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Hologic*	14,254	$293,917
Mednax*	3,625	250,053
Salix Pharmaceuticals*	3,303	128,949

		1,389,141

INDUSTRIALS — 27.7%
Armstrong World Industries	5,932	307,277
Cintas	5,896	246,512
Flowserve	2,212	299,704
Hertz Global Holdings*	20,544	272,619
IDEX	4,936	209,928
Jacobs Engineering Group*	5,120	197,581
Kansas City Southern	3,047	245,162
Pentair	4,781	201,950
Valmont Industries	1,384	186,978
Werner Enterprises	8,934	206,911

		2,374,622

INFORMATION TECHNOLOGY — 12.0%
Cognizant Technology Solutions, Cl A*	2,691	179,355
F5 Networks*	1,178	97,161
Microchip Technology	5,427	170,137
National Instruments	7,866	185,323
NetApp*	6,411	172,456
Nuance Communications*	10,185	226,718

		1,031,150

MATERIALS — 6.4%
Air Products & Chemicals	2,675	207,393
Allegheny Technologies	6,596	173,804
Greif, Cl A	4,032	169,183

		550,380

UTILITIES — 2.6%
ITC Holdings	2,829	225,245

TOTAL COMMON STOCK (Cost $7,621,196)		8,241,673

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2012

SHORT-TERM INVESTMENT (A) — 4.1%
	Shares	Value
CASH EQUIVALENT — 4.1%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $355,234)	355,234	$355,234

TOTAL INVESTMENTS — 100.2% (Cost $7,976,430)		$8,596,907

Percentages are based on Net Assets of $8,580,118.
*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2012.
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2012

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 93.7%
	Shares	Value
CONSUMER DISCRETIONARY — 19.7%
Chico’s FAS	112,800	$2,098,080
Cinemark Holdings	107,400	2,651,706
Finish Line, Cl A	66,700	1,387,693
Grand Canyon Education*	93,200	2,028,032
Hanesbrands*	65,900	2,205,673
Men’s Wearhouse	40,500	1,327,995
Oxford Industries	46,566	2,583,482
Stage Stores	76,700	1,879,150
Wendy’s	265,800	1,134,966

		17,296,777

CONSUMER STAPLES — 4.1%
Pricesmart	24,500	2,033,255
Snyders-Lance	61,200	1,550,808

		3,584,063

ENERGY — 5.6%
Energy XXI Bermuda	74,400	2,462,640
Gulfport Energy*	74,700	2,478,546

		4,941,186

FINANCIALS — 7.4%
First Cash Financial Services*	50,700	2,264,262
Hancock Holding	48,800	1,541,592
Signature Bank*	19,100	1,360,684
UMB Financial	30,000	1,335,900

		6,502,438

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — 12.9%
Bruker*	158,800	$1,919,892
Hanger Orthopedic Group*	83,000	2,104,050
HealthSouth*	98,000	2,168,740
IPC The Hospitalist*	42,200	1,455,478
Owens & Minor	60,150	1,712,471
Team Health Holdings*	74,100	1,971,801

		11,332,432

INDUSTRIALS — 21.9%
Allegiant Travel, Cl A*	26,300	1,913,062
Forward Air	59,500	1,985,515
Harsco	69,300	1,385,307
Hexcel*	70,200	1,794,312
Kirby*	24,400	1,402,512
MasTec*	107,200	2,418,432
Middleby*	13,100	1,636,845
Polypore International*	37,200	1,312,416
Portfolio Recovery Associates*	22,700	2,375,555
Rush Enterprises, Cl A*	70,800	1,345,200
Steelcase, Cl A	159,300	1,594,593

		19,163,749

INFORMATION TECHNOLOGY — 18.1%
Diebold	43,000	1,279,250
Electronics for Imaging*	94,400	1,638,784
FARO Technologies*	18,605	747,921
FEI	37,300	2,053,365
Hittite Microwave*	40,400	2,288,256
JDS Uniphase*	150,100	1,454,469
OSI Systems*	37,200	2,948,100
Parametric Technology*	99,300	2,003,874
Plantronics	44,400	1,440,336

		15,854,355

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	Shares	Value
MATERIALS — 4.0%
Haynes International	24,800	$1,256,864
Intrepid Potash*	67,100	1,458,083
Koppers Holdings	22,005	785,579

		3,500,526

TOTAL COMMON STOCK (Cost $74,292,759)		82,175,526

SHORT-TERM INVESTMENT (A) — 6.9%
CASH EQUIVALENT — 6.9%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $6,067,054)	6,067,054	6,067,054

TOTAL INVESTMENTS — 100.6% (Cost $80,359,813)		$88,242,580

Percentages are based on Net Assets of $87,714,665.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2012.
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2012

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS COMMON STOCK — 93.2%
	% of Net Assets	Shares	Value
CONSUMER DISCRETIONARY — 11.9%
Asbury Automotive Group*	1.9%	19,700	$624,884
Conn’s*	2.0	27,300	691,509
Kona Grill*	1.1	38,990	351,690
Krispy Kreme Doughnuts*	1.3	59,800	444,314
Shoe Carnival	1.4	19,650	459,417
Sonic*	1.3	44,400	442,668
Zagg*	1.4	64,100	460,238
Other Securities	1.5		534,797

			4,009,517

CONSUMER STAPLES — 3.8%
Inter Parfums	1.1	19,800	361,548
Other Securities	2.7		919,333

			1,280,881

ENERGY — 4.6%
Goodrich Petroleum*	1.4	39,600	488,268
Sanchez Energy*	1.6	29,400	530,964
Triangle Petroleum*	1.6	81,900	523,341

			1,542,573

FINANCIALS — 6.2%
Berkshire Hills Bancorp	1.0	14,900	349,852
Lakeland Financial	1.6	19,800	528,462
Netspend Holdings*	1.7	52,700	564,417
Other Securities	1.9		650,597

			2,093,328

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	% of Net Assets	Shares	Value
HEALTH CARE — 21.7%
Anika Therapeutics*	1.0%	30,674	$343,856
Cantel Medical	1.5	19,700	512,397
Hanger Orthopedic Group*	1.4	18,300	463,905
MedAssets*	1.4	26,700	473,391
Medidata Solutions*	2.5	20,300	853,006
Metropolitan Health Networks*	1.3	39,800	435,014
Omnicell*	1.5	33,700	491,346
PhotoMedex*	1.5	37,800	503,118
Quidel*	1.1	20,900	366,377
Symmetry Medical*	1.4	49,800	456,168
US Physical Therapy	1.0	13,100	349,770
Vascular Solutions*	1.8	40,300	607,321
Other Securities	4.3		1,427,867

			7,283,536

INDUSTRIALS — 19.5%
Altra Holdings	1.5	27,100	488,342
DXP Enterprises*	1.3	8,900	438,147
Encore Capital Group*	2.1	24,500	710,500
Exponent*	1.8	10,900	599,282
Greenbrier*	1.7	33,300	579,753
InnerWorkings*	1.9	43,600	628,712
On Assignment*	1.6	28,300	539,964
Rush Enterprises, Cl A*	1.0	18,000	342,000
Standard Parking*	1.3	19,200	438,720
Team*	1.0	10,500	344,190
Thermon Group Holdings*	1.6	20,700	514,188
Other Securities	2.7		922,094

			6,545,892

INFORMATION TECHNOLOGY — 20.5%
Exa*	1.6	44,806	553,802
Global Cash Access Holdings*	2.3	110,800	781,140
Monotype Imaging Holdings	1.5	33,700	515,947
Nanometrics*	1.2	29,700	408,672
NVE*	1.2	7,500	388,500
Perficient*	2.0	59,700	678,789

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2012

COMMON STOCK — continued
	% of Net Assets	Shares	Value
INFORMATION TECHNOLOGY — continued
PROS Holdings*	1.1%	18,500	$357,605
Stamps.com*	2.0	24,100	663,232
Tangoe*	1.5	38,900	502,588
WNS Holdings ADR*	1.1	33,309	349,745
Other Securities	5.0		1,666,699

			6,866,719

MATERIALS — 2.4%
Haynes International	1.6	11,000	557,480
Other Securities	0.8		259,217

			816,697

TELECOMMUNICATION SERVICES — 2.6%
Premiere Global Services*	1.7	66,475	565,037
Other Securities	0.9		313,336

			878,373

TOTAL COMMON STOCK (Cost $28,252,472)			31,317,516

SHORT-TERM INVESTMENT (A) — 7.2%
CASH EQUIVALENT — 7.2%
Dreyfus Treasury Cash Management Fund, Cl A, 0.010% (Cost $2,410,420)	7.2	2,410,420	2,410,420

TOTAL INVESTMENTS — 100.4% (Cost $30,662,892)			$33,727,936

Percentages are based on Net Assets of $33,596,047.
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2012.
ADR	American Depositary Receipt
Cl	Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “Other Securities”. For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the SEC’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

STATEMENTS OF ASSETS AND LIABILITIES

	Mid Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Assets:
Investments at Value (Cost $7,976,430, $80,359,813 and $30,662,892, respectively)	$8,596,907	$88,242,580	$33,727,936
Receivable for Capital Shares Sold	70,651	37,884	1,573
Prepaid Expenses	9,406	16,144	10,100
Receivable Due from Investment Adviser	6,890	—	—
Dividends Receivable	3,347	14,701	5,253

Total Assets	8,687,201	88,311,309	33,744,862

Liabilities:
Payable for Capital Shares Redeemed	85,388	383,543	10,768
Payable Due to Investment Adviser	6,690	60,343	21,580
Payable Due to Administrator	1,974	20,030	7,641
Payable Due to Trustees	599	6,053	2,306
Chief Compliance Officer Fees Payable	321	3,244	1,235
Payable for Investment Securities Purchased	—	11,410	51,640
Other Accrued Expenses	12,111	112,021	53,645

Total Liabilities	107,083	596,644	148,815

Net Assets	$8,580,118	$87,714,665	$33,596,047

Net Assets Consist of:
Paid-in Capital	$12,808,386	$81,542,009	$43,481,393
Undistributed Net Investment Income (Accumulated Net Investment Loss)	9,597	(67,449)	(356,727)
Accumulated Net Realized Loss on Investments	(4,858,342)	(1,642,662)	(12,593,663)
Net Unrealized Appreciation on Investments	620,477	7,882,767	3,065,044

Net Assets	$8,580,118	$87,714,665	$33,596,047

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	6,629,696	1,758,489

Investor Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	650,837	n/a	n/a

Net Asset Value,
Per share — Institutional Class	n/a	$13.23	$19.11 *

Net Asset Value,
Per share — Investor Class	$13.18	n/a	n/a

*	Redemption price per share may be less if the shares are redeemed less then 90 days from the date of purchase. See Note 2 of the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

STATEMENTS OF OPERATIONS

	Mid Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Investment Income
Dividends	$132,361	$1,438,509	$84,354

Total Income	132,361	1,438,509	84,354

Expenses
Investment Advisory Fees	82,198	959,863	286,864
Distribution Fees	22,833	—	—
Shareholder Servicing Fees	—	194,430	51,495
Administration Fees	19,414	249,599	80,987
Trustees’ Fees	1,907	24,709	7,908
Chief Compliance Officer Fees	805	9,959	3,255
Transfer Agent Fees	32,134	118,024	46,791
Registration and Filing Fees	17,816	32,892	19,112
Custodian Fees	5,000	5,394	5,416
Audit Fees	4,205	43,815	15,081
Printing Fees	3,849	31,969	9,985
Legal Fees	3,241	42,946	13,388
Other Expenses	3,197	17,414	7,717

Expenses Before Expense Waiver and Fees Paid Indirectly	196,599	1,731,014	547,999

Less:
Waiver of Investment Advisory Fees	(68,707)	—	—
Fees Paid Indirectly(1)	(3,218)	(150,773)	(29,400)

Net Expenses After Expense Waiver and Fees Paid Indirectly	124,674	1,580,241	518,599

Net Investment Income (Loss)	7,687	(141,732)	(434,245)

Net Realized Gain (Loss) on Investments	23,857	(1,009,157)	3,530,287
Net Change in Unrealized Appreciation (Depreciation) on Investments	(251,876)	3,160,724	1,068,901

Total Net Realized and Unrealized Gain (Loss) on Investments	(228,019)	2,151,567	4,599,188

Net Increase (Decrease) in Net Assets Resulting from Operations	$(220,332)	$2,009,835	$4,164,943

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2012

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Income (Loss)	$7,687	$(40,580)
Net Realized Gain on Investments	23,857	746,794
Net Change in Unrealized Appreciation (Depreciation) on Investments	(251,876)	(413,636)

Net Increase (Decrease) in Net Assets Resulting in Operations	(220,332)	292,578

Capital Share Transactions:
Issued	2,709,021	4,013,701
Redeemed	(2,995,854)	(2,422,013)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(286,833)	1,591,688

Total Increase (Decrease) in Net Assets	(507,165)	1,884,266
Net Assets:
Beginning of Year	9,087,283	7,203,017

End of Year	$8,580,118	$9,087,283

Undistributed Net Investment Income	$9,597	$—

Shares Issued and Redeemed:
Issued	197,543	274,084
Redeemed	(220,133)	(172,066)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(22,590)	102,018

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2012

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Loss	$(141,732)	$(656,844)
Net Realized Gain (Loss) on Investments	(1,009,157)	8,820,874
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,160,724	(338,414)

Net Increase in Net Assets Resulting in Operations	2,009,835	7,825,616

Distributions:
Net Realized Gain	(6,082,953)	—
Return of Capital	(655)	—

Total Distributions	(6,083,608)	—

Capital Share Transactions:
Issued	54,823,448	134,888,935
Reinvestment of Distributions	5,513,335	—
Redeemed	(108,723,912)	(37,210,630)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(48,387,129)	97,678,305

Total Increase (Decrease) in Net Assets	(52,460,902)	105,503,921
Net Assets:
Beginning of Year	140,175,567	34,671,646

End of Year	$87,714,665	$140,175,567

Accumulated Net Investment Loss	$(67,449)	$—

Shares Issued and Redeemed:
Issued	4,178,043	9,986,756
Reinvestment of Distributions	462,140	—
Redeemed	(8,470,219)	(2,894,248)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(3,830,036)	7,092,508

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2012

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net Investment Loss	$(434,245)	$(773,018)
Net Realized Gain on Investments	3,530,287	13,193,494
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,068,901	(6,261,360)

Net Increase in Net Assets Resulting in Operations	4,164,943	6,159,116

Capital Share Transactions:
Issued	8,121,143	3,654,133
Redemption Fees(1)	2,376	914
Redeemed	(13,026,700)	(36,062,062)

Net Decrease in Net Assets from Capital Share Transactions	(4,903,181)	(32,407,015)

Total Decrease in Net Assets	(738,238)	(26,247,899)
Net Assets:
Beginning of Year	34,334,285	60,582,184

End of Year	$33,596,047	$34,334,285

Accumulated Net Investment Loss	$(356,727)	$—

Shares Issued and Redeemed:
Issued	435,670	216,492
Redeemed	(703,025)	(2,308,521)

Net Decrease in Shares Outstanding from Share Transactions	(267,355)	(2,092,029)

(1)	See Note 2 in the Notes to Financial Statements

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MID CAP PORTFOLIO
OCTOBER 31, 2012

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.49	$12.61	$10.65	$9.19	$15.44

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.01	(0.07)	(0.05)	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.32)	0.95	2.01	1.50	(5.56)

Total from Investment Operations	(0.31)	0.88	1.96	1.46	(5.59)

Dividends and Distributions from:
Net Realized Gain	—	—	—	—	(0.66)
Return of Capital	—	—	—	—	— (2)

Total Dividends and Distributions	—	—	—	—	(0.66)

Net Asset Value, End of Year	$13.18	$13.49	$12.61	$10.65	$9.19

Total Return†	(2.30)%	6.98%	18.40%	15.89%	(37.73)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,580	$9,087	$7,203	$20,934	$22,568
Ratio of Net Expenses to Average Net Assets(3)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.12%	2.22%	2.00%	1.85%	1.62%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	(0.47)%	(0.42)%	(0.47)%	(0.25)%
Portfolio Turnover Rate	60%	57%	67%	60%	68%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)

The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.37%, 1.38%, 1.42%, 1.40% and 1.40%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2012

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$13.40	$10.30	$8.52	$7.34	$13.93

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.02)	(0.12)	(0.10)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss)	0.44	3.22	1.88	1.24	(4.45)

Total from Investment Operations	0.42	3.10	1.78	1.18	(4.51)

Distributions from:
Net Realized Gain	(0.59)	—	—	—	(2.08)
Return of Capital	— (2)	—	—	—	— (2)

Total Distributions	(0.59)	—	—	—	(2.08)

Net Asset Value, End of Year	$13.23	$13.40	$10.30	$8.52	$7.34

Total Return†	3.63%	30.10%	20.89%	16.08%‡	(37.45)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$87,715	$140,176	$34,672	$40,733	$35,321
Ratio of Net Expenses to Average Net Assets(3)	1.32%	1.37%	1.47%	1.34%	1.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.44%	1.47%	1.49%	1.41%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.12)%	(0.96)%	(1.02)%	(0.82)%	(0.54)%
Portfolio Turnover Rate	89%	79%	78%	78%	88%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)	The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2012

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$16.95	$14.71	$12.10	$11.12	$21.95

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.21)	(0.22)	(0.19)	(0.12)	(0.15)
Net Realized and Unrealized Gain (Loss)	2.37	2.46	2.80	1.10	(8.13)

Total from Investment Operations	2.16	2.24	2.61	0.98	(8.28)

Redemption Fees(2)	—	—	—	—	—

Distributions from:
Net Realized Gain	—	—	—	—	(2.55)
Return of Capital	—	—	—	—	— (2)

Total Distributions	—	—	—	—	(2.55)

Net Asset Value, End of Year	$19.11	$16.95	$14.71	$12.10	$11.12

Total Return†	12.74%	15.23%	21.57%‡	8.81%‡	(41.94)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$33,596	$34,334	$60,582	$108,613	$109,691
Ratio of Net Expenses to Average Net Assets(3)	1.36%	1.50%	1.60%	1.47%	1.31%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.43%	1.62%	1.66%	1.54%	1.31%
Ratio of Net Investment Loss to Average Net Assets	(1.14)%	(1.31)%	(1.36)%	(1.11)%	(0.97)%
Portfolio Turnover Rate	101%	147%	128%	139%	119%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.
(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)

The Ratio of Net Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.36%, 1.50%, 1.61%, 1.47% and 1.31%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Rice Hall James Mid Cap Portfolio (“Mid Cap Portfolio”), Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Mid Cap Portfolio is maximum capital appreciation. The Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. mid cap companies with market capitalizations which, at the time of initial purchase, fall within the range of the companies in the Russell Midcap Index. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations which, at the time of initial purchase, fall within the range of the companies in the Russell 2000 Index. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies which, at the time of initial purchase, fall within the range of companies in the Russell Microcap Index at reconstitution each June. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2012, there were no securities valued in accordance with the Fair Value Procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

In accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP, the Funds disclose fair value of their

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Effective May 1, 2012, the Funds adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The adoption of ASU 2011-04 had no impact on the Funds’ net assets.

As of October 31, 2012, all of the Funds’ investments were Level 1. For details of the investment classification, refer to the Schedules of Investments for the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

Mid Cap Portfolio and Small Cap Portfolio and the Summary Schedule of Investments for the Micro Cap Portfolio.

For the year ended October 31, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2012, there were no Level 3 securities.

For the year ended October 31, 2012, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed less than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $2,376 and $914, for the years ended October 31, 2012 and October 31, 2011, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds’ average daily net assets.

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the Mid Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the Mid Cap Portfolio’s average daily net assets attributable to Investor Class shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”). The fee represents compensation for services and

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or for the provision of shareholder services with respect to shares.

The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Funds’ expenses. Under this arrangement, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio had expenses reduced by $3,191, $150,370, $29,354, respectively, which was used to pay administration expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2012, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $27, $403 and $46, respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the

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OCTOBER 31, 2012

next $250 million and 0.70% for amounts over $500 million, based on the Fund’s average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses through February 28, 2013, if necessary, in order to keep the Mid Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At October 31, 2012, the amount the Adviser may seek as reimbursement of previously waived fees for the Mid Cap Portfolio was $224,694. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Small Cap Portfolio’s and the Micro Cap Portfolio’s total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% and 1.60% of average daily net assets, respectively. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses for the Small Cap Portfolio and the Micro Cap Portfolio.

6.	Investment Transactions:

The cost of security purchases and proceeds from security sales, other than long-term U.S. Government securities and short-term securities for the year ended October 31, 2012, are as follows:

RHJ Fund	Purchases	Sales
Mid Cap Portfolio	$5,224,150	$5,543,163
Small Cap Portfolio	100,894,908	147,655,764
Micro Cap Portfolio	36,804,019	43,425,562

There were no purchases or sales of long-term U.S. Government Securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the differences arise.

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OCTOBER 31, 2012

Permanent book and tax basis differences are primarily attributable to non-deductible excise tax, return of capital and net operating losses and have been classified to/(from) the following for the year ended October 31, 2012:

RHJ Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
Mid Cap Portfolio	$1,910	$—	$(1,910)
Small Cap Portfolio	74,283	655	(74,938)
Micro Cap Portfolio	77,518	—	(77,518)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Long-Term Capital Gains	Return of Capital	Total
Small Cap Portfolio
2012	$6,082,953	$655	$6,083,608
2011	—	—	—

As of October 31, 2012 , the components of distributable earnings (accumulated losses) on a tax basis were as follows:

RHJ Fund	Undistributed Income	Capital Loss Carry-Forward	Unrealized Appreciation	Late-Year Loss Deferral	Total Distributable Earnings (Accumulated Losses)
Mid Cap Portfolio	$9,597	$(4,784,266)	$546,401	$—	$(4,228,268)
Small Cap Portfolio	—	(137,695)	6,377,801	(67,450)	6,172,656
Micro Cap Portfolio	—	(12,384,238)	2,855,618	(356,726)	(9,885,346)

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2012 through October 31, 2012.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

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OCTOBER 31, 2012

At October 31, 2012, the breakdown of capital loss carryforwards for the Funds was as follows:

RHJ Fund	Expiring October 31,	Amount
Mid Cap Portfolio	2017	$4,784,266
Micro Cap Portfolio	2017	12,384,238

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Short-term losses for the Small Cap Portfolio carried forward under these new provisions are $137,695.

During the year ended October 31, 2012, the Mid Cap Portfolio and Micro Cap Portfolio utilized capital loss carryforwards of $22,479 and $3,009,849, respectively, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2012, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Portfolio	$8,050,506	$1,094,809	$(548,408)	$546,401
Small Cap Portfolio	81,864,779	10,486,682	(4,108,881)	6,377,801
Micro Cap Portfolio	30,872,318	4,585,716	(1,730,098)	2,855,618

The preceeding differences between book and tax cost are primarily due to wash sales.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

8.	Other:

At October 31, 2012, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

RHJ Fund	No. of Shareholders	% Ownership
Mid Cap Portfolio	1	27%
Small Cap Portfolio	2	43%
Micro Cap Portfolio	2	47%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Rice Hall James Mid Cap Portfolio

Rice Hall James Small Cap Portfolio and

Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James Mid Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

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OCTOBER 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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OCTOBER 31, 2012

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/12	Ending Account Value 10/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Mid Cap Portfolio	$1,000.00	$908.30	1.37%	$6.59
Small Cap Portfolio	1,000.00	976.40	1.46	7.27
Micro Cap Portfolio	1,000.00	983.50	1.29	6.45
Hypothetical 5% Return
Mid Cap Portfolio	$1,000.00	$1,018.30	1.37%	$6.97
Small Cap Portfolio	1,000.00	1,017.85	1.46	7.43
Micro Cap Portfolio	1,000.00	1,018.70	1.29	6.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period shown).

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THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of October 31, 2012.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008 - 2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Board Member[4]

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Board Member/Officer[4]

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP, Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on May 15-16, 2012, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fees and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, representative clients, investment personnel and philosophy, approach to risk management, business plan, execution quality and soft dollar policies. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Adviser.

Investment Performance of the Funds and the Adviser. The Board was provided with information regarding each of the Fund’s performance since the Advisory Agreement was last approved, as well as information regarding each Fund’s performance since its inception. The Board also compared each Fund’s performance to its respective benchmark indices and other similar mutual funds over various periods of time. At the meeting, representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Funds over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. The Board then noted that the Rice Hall James Small Cap Portfolio and the Rice Hall James Micro Cap Portfolio had generally outperformed their respective benchmark indices over various periods of time. In addition, the Board noted that although it had underperformed its benchmarks over various periods of time, the Rice Hall James Mid Cap Portfolio’s long-term performance was generally comparable to that of its benchmark indices and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Costs of Advisory Services, Profitability and Economies of Scale. In concluding that the advisory fees payable by each Fund to the Adviser were reasonable, the Trustees reviewed a report of the fees paid by the Funds to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fees paid by the Funds to those paid by other comparable mutual funds and

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

noted that each Fund’s total fees and expenses, after waivers, were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fees were the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to any Fund.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2012

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2012 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2012, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions*	Ordinary Income Distributions*	Total Distributions*	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Short-Term Capital Gain Dividend(3)
Mid Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Small Cap Portfolio	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%
Micro Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*	Percentages are calculated over taxable distributions.
(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.

(3)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. Complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a

current prospectus for the Funds described.

RHJ-AR-001-1100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$250,692	$0	$0	$209,462	$0	$0
(b)	Audit-Related Fees	$12,000	$0	$0	$11,286	$0	$0
(c)	Tax Fees	$55,000	$0	$0	$56,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$406,500	N/A	N/A	$341,200	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$11,292	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2012			2011
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$120,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$69,000	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2012	2011
Audit-Related Fees	5%	4%
Tax Fees	23%	20%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2012	2011
Audit-Related Fees	0%	0%
Tax Fees	3%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2012	2011
Audit-Related Fees	0%	N/A
Tax Fees	58%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $29,771,000 and $34,500,000 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(g) The aggregate non-audit fees and services billed by D&T for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

THE ADVISORS’ INNER CIRCLE FUND

RHJ MICRO CAP PORTFOLIO

OCTOBER 31, 2012

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.2%
	Shares	Value

CONSUMER DISCRETIONARY — 11.9%
Asbury Automotive Group*	19,700	$624,884
Carmike Cinemas*	22,900	311,898
Conn’s*	27,300	691,509
Fuel Systems Solutions*	13,700	222,899
Kona Grill*	38,990	351,690
Krispy Kreme Doughnuts*	59,800	444,314
Shoe Carnival	19,650	459,417
Sonic*	44,400	442,668
Zagg*	64,100	460,238

		4,009,517

CONSUMER STAPLES — 3.8%
Central Garden and Pet, Cl A*	29,900	336,973
Chefs’ Warehouse*	16,500	254,760
Inter Parfums	19,800	361,548
SunOpta*	54,600	327,600

		1,280,881

ENERGY — 4.6%
Goodrich Petroleum*	39,600	488,268
Sanchez Energy*	29,400	530,964
Triangle Petroleum*	81,900	523,341

		1,542,573

FINANCIALS — 6.2%
1st United Bancorp*	55,700	334,757
Berkshire Hills Bancorp	14,900	349,852
Lakeland Financial	19,800	528,462
Netspend Holdings*	52,700	564,417
Performant Financial*	32,000	315,840

		2,093,328

HEALTH CARE — 21.7%
Anika Therapeutics*	30,674	343,856
Cantel Medical	19,700	512,397
Computer Programs & Systems	6,200	302,622
Greatbatch*	14,900	327,502
Hanger Orthopedic Group*	18,300	463,905
MedAssets*	26,700	473,391
Medidata Solutions*	20,300	853,006
Metropolitan Health Networks*	39,800	435,014
Natus Medical*	27,200	307,360
Omnicell*	33,700	491,346
PhotoMedex*	37,800	503,118
Quidel*	20,900	366,377
Symmetry Medical*	49,800	456,168
Synergetics USA*	62,800	275,064
TearLab*	50,191	215,319
US Physical Therapy	13,100	349,770
Vascular Solutions*	40,300	607,321

		7,283,536

	Shares	Value

COMMON STOCK — continued

INDUSTRIALS — 19.5%
Altra Holdings	27,100	$488,342
DXP Enterprises*	8,900	438,147
Encore Capital Group*	24,500	710,500
Erickson Air-Crane*	41,292	298,541
Exponent*	10,900	599,282
Greenbrier*	33,300	579,753
InnerWorkings*	43,600	628,712
Navigant Consulting*	32,700	339,753
On Assignment*	28,300	539,964
Rush Enterprises, Cl A*	18,000	342,000
Standard Parking*	19,200	438,720
Team*	10,500	344,190
Thermon Group Holdings*	20,700	514,188
Titan Machinery*	12,000	283,800

		6,545,892

INFORMATION TECHNOLOGY — 20.5%
Dice Holdings*	34,700	306,401
Digi International*	32,100	302,382
Envestnet*	21,200	296,376
Exa*	44,806	553,802
Global Cash Access Holdings*	110,800	781,140
LTX-Credence*	60,200	335,314
Monotype Imaging Holdings	33,700	515,947
Move*	16,566	137,332
Nanometrics*	29,700	408,672
Newport*	26,700	288,894
NVE*	7,500	388,500
Perficient*	59,700	678,789
PROS Holdings*	18,500	357,605
Stamps.com*	24,100	663,232
Tangoe*	38,900	502,588
WNS Holdings ADR*	33,309	349,745

		6,866,719

MATERIALS — 2.4%
ADA-ES Inc*	13,300	259,217
Haynes International	11,000	557,480

		816,697

TELECOMMUNICATION SERVICES — 2.6%
Iridium Communications*	42,400	313,336
Premiere Global Services*	66,475	565,037

		878,373

TOTAL COMMON STOCK
(Cost $28,252,472)		31,317,516

SHORT-TERM INVESTMENT (A) — 7.2%

CASH EQUIVALENT — 7.2%
Dreyfus Treasury Cash Management Fund,
Cl A, 0.010%
(Cost $2,410,420)	2,410,420	2,410,420

TOTAL INVESTMENTS — 100.4%
(Cost $30,662,892)		$33,727,936

Percentages are based on Net Assets of $33,596,047.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of October 31, 2012.
ADR	American Depositary Receipt
Cl	Class

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Rice Hall James Micro Cap Portfolio:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Rice Hall James Micro Cap Portfolio, (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) as of October 31, 2012, and for the year then ended and have issued our unqualified report thereon dated December 21, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments (the “Statement”) as of October 31, 2012 appearing in Item 6 of this Form N-CSR. This Statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Statement based on our audit.

In our opinion, the Statement referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2012

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ MICHAEL BEATTIE
Michael Beattie, President
Date: January 4, 2013

By (Signature and Title)*	/s/ MICHAEL LAWSON
Michael Lawson, Treasurer, Controller & CFO
Date: January 4, 2013

*	Print the name and title of each signing officer under his or her signature.